UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
_______________________
FORM 8-K
_______________________
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): June 28, 2021
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Better Choice Company Inc.
(Exact name of Registrant as Specified in its Charter)
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Delaware	333-161943	83-4284557
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)
12400 Race Track Road
Tampa, Florida 33626
(Address of Principal Executive Offices) (Zip Code)
_______________________________________________
(Registrant's Telephone Number, Including Area Code): (813) 659-5921
N/A
(Former name or former address, if changed since last report.)
_______________________
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 par value share	BTTR	NYSE American
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01. Entry into a Material Definitive Agreement.
On June 28, 2021, Better Choice Company Inc. (the “Company”) entered into an Underwriting Agreement (the “Underwriting Agreement”) with D.A. Davidson & Co., acting as representative of the several underwriters named therein (the “Underwriter”), for an underwritten public offering (the “Offering”) of an aggregate of 8,000,000 shares of the Company’s common stock, par value $0.001 per share (the “Common Stock”) at a price equal to $5.00 per share (after giving effect to a 1-for-6 reverse stock split, discussed below) for aggregate gross proceeds of $40,000,000 prior to deducting underwriting discounts, commissions, and other offering expenses. In addition, the Company has granted the Underwriter a 30-day option to purchase an additional 1,200,000 shares of Common Stock, at the public offering price per share, less the underwriting discounts and commissions, to cover over-allotments.
Pursuant to the terms of the Underwriting Agreement, the Company agreed that for a period of 180 days from June 29, 2021, the Company will not (i) offer, pledge, sell, contract to sell, sell any option or contract to purchase, purchase any option or contract to sell, grant any option, right or warrant to purchase, lend or otherwise transfer or dispose of, directly or indirectly, any Common Stock or any securities convertible into or exercisable or exchangeable for Common Stock or (ii) enter into any swap or other agreement that transfers, in whole or in part, any of the economic consequences of ownership of Common Stock, other than (1) the shares of Common Stock to be sold under the Underwriting Agreement, (2) the issuance of equity awards to acquire shares of Common Stock via exercise or vesting granted pursuant to the Company’s existing benefit plans, as such plans may be amended pursuant to past practices, (3) the issuance of shares of Common Stock upon the exercise or vesting of any equity awards granted pursuant to the Company’s existing benefit plans, as such plans may be amended, or (4) the issuance of shares of Common Stock upon the conversion of the Company’s issued and outstanding convertible promissory notes and Series F Preferred Stock and the exercise of the Company’s issued and outstanding warrants.
The Underwriting Agreement also contains customary representations, warranties, and covenants by the Company, including an expense reimbursement obligation not to exceed $150,000. It also provides for customary indemnification by each of the Company and the Underwriter, including for liabilities under the Securities Act of 1933, as amended (the “Securities Act”), other obligations of the parties and termination provisions.
As an inducement for the Underwriters to enter into the Underwriting Agreement, our officers, directors and stockholders holding five percent or more of our outstanding Common Stock entered into “lock-up” agreements. Pursuant to these lock-up agreements, such persons agreed that for a period of 180 days following the closing of the Offering, subject to certain exceptions as specified in such agreements, they will not, without the prior written consent of the Underwriters, directly or indirectly, offer, sell, contract to sell, pledge, grant any option to purchase, make any short sale, or otherwise dispose of or hedge any of our shares of Common Stock, any options, or any securities convertible into, or exchangeable for or that represent the right to receive shares of our Common Stock. Holders of approximately 11,000,000 shares of our issued and outstanding common stock (post-Reverse Stock Split) are subject to such lock-up agreement.
A copy of the Underwriting Agreement (which includes the form of lock-up agreement) is attached as Exhibit 1.1 to this Current Report on Form 8-K and is incorporated herein by reference. The foregoing description of the material terms of the Underwriting Agreement and the lock-up agreements does not purport to be complete and is qualified in its entirety by reference to such exhibit.
Item 3.03. Material Modification to Rights of Security Holders
To the extent required by Item 3.03 of Form 8-K, the information regarding the Reverse Stock Split (as defined below) contained in Item 5.03 of this Current Report on Form 8-K is incorporated by reference herein.
Item 5.03. Amendments to Articles of Incorporation or Bylaws
On June 28, 2021, the Company filed a certificate of amendment to its certificate of incorporation with the Secretary of State of the State of Delaware (the “Certificate of Amendment”) to effectuate a reverse stock split (the “Reverse Stock Split”) of its issued and outstanding shares of common stock on a 1-for-6 basis. The Certificate of Amendment became effective at 5:00 p.m. (Eastern Time) on June 28, 2021 (the “Effective Time”). As of the Effective Time, every six shares of issued and outstanding Common Stock were converted into one share of Common Stock. No fractional shares were issued in connection with the Reverse Stock Split. Instead, any fractional share resulting from the Reverse Split will be rounded up to the next whole share. The Company’s transfer agent, Equity Stock Transfer, LLC acted as the exchange agent for the Reverse Stock Split. The Reverse Stock Split did not alter the par value of the Company’s Common Stock. The Reverse Stock Split caused a reduction in the number of shares of Common Stock issuable upon conversion of the Company’s outstanding Series F Preferred Stock, par value $0.001 per share, in proportion to the exchange ratio for the Reverse Stock Split and caused a proportionate increase in the conversion price of such shares of the Series F Preferred Stock. However, the Reverse Stock Split did not impact the authorized number of shares of Series F Preferred Stock, the number of outstanding shares of Series F Preferred Stock or the par value of the Series F Preferred Stock. In addition, pursuant to their terms, a proportionate adjustment was made to the per share exercise price and number of shares issuable under all of the Company’s outstanding stock options and warrants to purchase shares of Common Stock, and the number of shares authorized and reserved for issuance pursuant to the Company’s equity incentive plan will be reduced proportionately.

A copy of the Certificate of Amendment is attached as Exhibit 3.1 to this Current Report on Form 8-K and is incorporated herein by reference. The foregoing description of the Reverse Stock Split does not purport to be complete and is qualified in its entirety by reference to such exhibit, which is incorporated by reference.
Item 8.01. Other Events
The SEC declared the registration statement on Form S-1 (File No. 333-256405) relating to Offering effective at 4:30 p.m. on June 28, 2021. A registration statement was filed on June 29, 2021 to upsize the Offering, which registration statement became effective upon filing. A final prospectus relating to the Offering was filed with the SEC (“Prospectus”) on June 30, 2021. The Company issued a press release on June 29, 2021 announcing the pricing of the Offering.
The NYSE American approved the listing of the Common Stock under the symbol “BTTR”. The Common Stock ceased trading on OTCQX at the close of trading on June 28, 2021 and commenced trading on NYSE American on June 29, 2021.
The Offering closed on July 1, 2021. In the Offering the Company sold 8,000,000 shares of Common Stock at a per shares price of $5.00 for aggregate gross proceeds of $40,000,000 (prior to deducting underwriting discounts, commissions and other offering expenses). The Company issued a press release on July 1, 2021 announcing the closing of the Offering.
The press releases described above are attached hereto as Exhibit 99.1 and Exhibit 99.2, respectively, and are incorporated herein by reference.
Item 9.01. Financial Statements and Exhibits
(d) Exhibits

Exhibit Number	Description
1.1	Underwriting Agreement, dated June 28, 2021, by and between the Company and D.A. Davidson & Co. acting as representative of the underwriters named therein
3.1	Certificate of Amendment filed with the Secretary of State of the State of Delaware
99.1	Press release of the Company announcing the pricing, dated June 29, 2021
99.2	Press release of the Company announcing the pricing, dated July 1, 2021

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Better Choice Company Inc.

	By:	/s/ Scott Lerner
	Name:	Scott Lerner
	Title:	Chief Executive Officer

July 1, 2021
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